Exhibit 99.3

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On January 31, 2022, Fourth Wave Energy, Inc., (the “Company”), FWAV Acquisition Corp., a Wyoming corporation and wholly owned subsidiary of the Company (the “Acquisition Subsidiary”) and EdgeMode, a Wyoming corporation (“EdgeMode”) closed on the previously disclosed Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). In accordance with the Merger Agreement, Acquisition Subsidiary merged with and into EdgeMode (the “Merger” or “Transaction”), with EdgeMode remaining as the surviving entity after the Merger and becoming a wholly owned subsidiary of the Company. In the Merger, the shares of common stock, no par value per share, of EdgeMode issued and outstanding immediately prior to the Effective Time, represent 80% of the Company’s outstanding common stock on a fully diluted basis

The unaudited pro forma consolidated financial information is presented to illustrate the estimated effects of the pending merger between the Company and EdgeMode based on the historical financial position and results of operations of the Company and EdgeMode. It is presented as follows:

•	The unaudited pro forma consolidated balance sheet as of September 30, 2021 was prepared based on (i) the historical unaudited consolidated balance sheet of the Company as of September 30, 2021 and (ii) the historical unaudited consolidated balance sheet of EdgeMode as of September 30, 2021.

•	The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2021 was prepared based on (i) the historical unaudited consolidated statement of operations of the Company for the three months ended September 30, 2021 and (ii) the historical unaudited consolidated statement of operations of EdgeMode for the three months ended September 30, 2021.

•	The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2020 was prepared based on (i) the historical audited consolidated statement of operations of the Company for the year ended December 31, 2020 and (ii) the historical audited consolidated statement of operations of EdgeMode for the period between inception (March 9, 2020) and December 31, 2020.

The unaudited pro forma combined condensed financial statements were prepared using the acquisition method of accounting as outlined in Financial Accounting Standards Board Accounting Standards Codification ("ASC") 805, Business Combinations, with EdgeMode considered the acquiring company. Based on the acquisition method of accounting, the consideration transferred by EdgeMode is based on number or equity interests (e.g., shares) EdgeMode issued to give the shareholders of the Company the same percentage of equity interest in the combined entity that resulted from the reverse merger. Consolidated statements immediately following the reverse merger are a continuation of the financial statements of EdgeMode ("accounting acquirer") retroactively adjusted to reflect the Company’s ("accounting acquire") legal capital.

The acquisition of a private operating company by a nonoperating public shell corporation typically results in the owners and management of the private company having actual or effective voting and operating control of the combined company. A public shell reverse acquisition is viewed as a capital transaction in substance, rather than a business combination. As a result, it should be accounted for as a reverse recapitalization equivalent to the issuance of stock by the private company for the net monetary assets of the shell corporation accompanied by a recapitalization. This accounting treatment is similar to that resulting from a reverse acquisition, except that no goodwill or other intangible assets should be recorded.

Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma consolidated financial information. The unaudited pro forma consolidated balance sheet data gives effect to the merger as if it had occurred on September 30, 2021. The unaudited pro forma consolidated statements of operations data for the nine months ended September 30, 2021 and the year ended December 31, 2020 gives effect to the merger as if it had occurred on January 1, 2020.

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The unaudited pro forma consolidated financial information has been presented for informational purposes only and is not necessarily indicative of what the combined company’s financial position or results of operations actually would have been had the merger been completed as of the dates indicated. In addition, the unaudited pro forma consolidated financial information does not purport to project the future financial position or operating results of the combined company. The historical consolidated financial information has been adjusted in the accompanying unaudited pro forma consolidated financial information to give effect to unaudited pro forma events that are directly attributable to the merger, factually supportable and, with respect to the unaudited pro forma consolidated statement of operations, expected to have a continuing impact on the results of operations of the combined company. The accompanying unaudited pro forma consolidated statement of operations does not include any pro forma adjustments to reflect certain expected financial benefits of the merger, such as tax savings, cost synergies or revenue synergies, or the anticipated costs to achieve those benefits, including the cost of integration activities, or restructuring actions which may be achievable or the impact of any non-recurring activity and one-time transaction related costs.

The unaudited pro forma consolidated financial information has been compiled in a manner consistent with the accounting policies adopted by EdgeMode. Upon completion of the merger, the combined company will perform a detailed review of the Company’s accounting policies and will conform the combined company policies. The combined company may identify additional differences between the accounting policies of the two companies that, when conformed, could have a material impact on the consolidated financial statements of the combined company. Transactions between Edgemode and the Company during the periods presented in the unaudited pro forma consolidated financial information have been eliminate.

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UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2021

	Historical as of September 30, 2021		Merger		Combined as of September 30,
	Fourth Wave	EdgeMode	Adjustments		2021
Assets
Current Assets
Cash	$113,555	$1,479,542	3,140,000	(1)	$4,733,097
Prepaid expenses and other current assets	66,250	30,670			96,920
Notes receivable, net	750,000	–	(750,000)	(3)	–

Total current assets	929,805	1,510,212	2,390,000		4,830,017

Deferred offering cost	123,545	–			123,545
Deposits	25,000	–			25,000
Intangible assets - cryptocurrencies	–	206,392			206,392
Equipment, net	–	3,192,536			3,192,536
Goodwill	–	–			–

Total non-current assets	148,545	3,398,928	–		3,547,473
Total assets	$1,078,350	$4,909,140	$2,390,000		$8,377,490

Liabilities and Stockholders' Deficit
Current Liabilities
Accounts payable and accrued expenses	319,592	445,806	15,508	(2)	780,906
Accounts payable and accrued expenses, related parties	3,011	–			3,011
Notes payable	35,000	831,192	(750,000)	(3)	116,192
Convertible notes, net	1,135,992	–	(1,135,992)	(1), (6)	–
Equipment notes payable	–	955,034			955,034
Derivative liability	813,490	–	(813,490)	(6)	–
Accrued dividends	–	31,069			31,069

Total current liabilities	2,307,085	2,263,101	(2,683,974)		1,886,212

Equipment notes payable, net of current	–	605,347			605,347

Total liabilities	2,307,085	2,868,448	(2,683,974)		2,491,559

Stockholders' equity
Series A Preferred stock, $0.001 par value, 1,000 shares authorized 1,000 shares issued and outstanding	1	–	(1)	(5)	–
Common stock, $0.001 par value, 200,000,000 shares authorized,	47,710	–	320,867	(1)	368,577
					–
Preferred shares, 300,000 shares authorized, No par value; 127,207 and Zero shares issued and outstanding, September 30, 2021 and December 31, 2020, respectively.	–	341,730	(341,730)	(4), (6)	–
Common shares, 3,000,000 shares authorized, No par value; 1,497,950 and 1,166,652 shares issued and outstanding, September 30, 2021 and December 31, 2020, respectively	–	4,842,725	(4,842,725)	(4), (5)	–

Additional paid in capital	7,190,579	–	1,528,777	(4), (6)	8,719,356
Accumulated deficit	(8,467,025)	(3,143,763)	8,408,786	(2), (4)	(3,202,002)

Total stockholders' equity	(1,228,735)	2,040,692	5,073,974		5,885,931
Total liabilities and stockholders' equity	$1,078,350	$4,909,140	$2,390,000		$8,377,490

See accompanying notes to the unaudited pro forma consolidated financial information.

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UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021

	Historical for the nine months ended September 30, 2021		Merger		Combined September 30,
	FourthWave	Edgemode	Adjustments		2021

Revenue	$–	$1,175,013	$–		$1,175,013
Cost of revenues	–	935,273	–		935,273
Gross profit	–	239,740	–		239,740

Operating Expenses
General and administrative	75,376	3,095,141	–		3,170,517

Total operating expenses	75,376	3,095,141	–		3,170,517

Operating Income/(Loss)	(75,376)	(2,855,401)	–		(2,930,777)

Other Income/(Expense)
Interest expense	(598,722)	(126,276)	598,722	(1)	(126,276)
Loss on settlement of debt	(365,547)	–	–		(365,547)
Change in fair value of derivative liability	(342,221)	–	342,221	(1)	–
Other Income/(Expense)	–	(55,641)	–		(55,641)

Total other income/(expense)	(1,306,490)	(181,917)	940,943		(547,464)

Net Income/(Loss)	(1,381,866)	(3,037,318)	940,943		(3,351,965)
Preferred Dividends	–	(31,069)	31,069	(2)	–
Net loss to common shareholders	$(1,381,866)	$(3,068,387)	$972,012		$(3,478,241)

Weighted average shares outstanding - basic and diluted	44,166,917	1,332,146	–		347,562,565

Basic and diluted net loss per share	$(0.03)	$(2.30)	$–		$(0.01)

See accompanying notes to the unaudited pro forma consolidated financial information.

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UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

	Historical for the year ended December 31, 2020		Merger		Combined December 31,
	FourthWave	Edgemode	Adjustments		2020

Revenue	$–	$–	$–		$–
Cost of revenues	–	–	–		–
Gross profit	–	–	–		–

Operating Expenses
General and administrative	4,494,039	75,376	–		4,569,415

Total operating expenses	4,494,039	75,376	–		4,569,415

Operating Income/(Loss)	(4,494,039)	(75,376)	–		(4,569,415)

Other Income/(Expense)
Interest expense	(460,738)	–	460,738	(1)	–
Loss on settlement of debt	(32,900)	–	–		(32,900)
Change in fair value of derivative liability	(96,804)	–	96,804	(1)	–
Other Income/(Expense)	–	–	–		–

Total other income/(expense)	(590,442)	–	557,542		(32,900)

Net Income/(Loss)	$(5,084,481)	$(75,376)	$557,542		$(4,602,315)

Weighted average shares outstanding - basic and diluted	35,412,848	1,133,874	–		338,808,496

Basic and diluted net loss per share	$(0.14)	$(0.07)	$–		$(0.01)

See accompanying notes to the unaudited pro forma consolidated financial information.

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NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

1. Description of the Merger

On January 31, 2022, Fourth Wave Energy, Inc., (the “Company”), FWAV Acquisition Corp., a Wyoming corporation and wholly owned subsidiary of the Company (the “Acquisition Subsidiary”) and EdgeMode, a Wyoming corporation (“EdgeMode”) closed on the previously disclosed Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). In accordance with the Merger Agreement, Acquisition Subsidiary merged with and into EdgeMode (the “Merger” or “Transaction”), with EdgeMode remaining as the surviving entity after the Merger and becoming a wholly owned subsidiary of the Company. In the Merger, the shares of common stock, no par value per share, of EdgeMode issued and outstanding immediately prior to the Effective Time, represent 80% of the Company’s outstanding common stock on a fully diluted basis.

2. Basis of Presentation

The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed financial statements to give effect to the pro forma events that are (i) directly attributable to the reverse merger transaction between the Company ("accounting acquirer") and Cannabis Leaf Incorporated ("accounting acquire"), (ii) factually supportable, and (iii) with respect to the unaudited pro forma condensed statement of operations, expected to have a continuing impact on the results following the reverse merger.

The merger will be treated as a business combination for accounting purposes, with EdgeMode as the deemed accounting acquirer and the Company as the deemed accounting acquiree. Therefore, the historical basis of EdgeMode’s assets and liabilities will not be remeasured as a result of the merger. In identifying EdgeMode as the acquiring entity, the companies considered the structure of the merger, relative outstanding share ownership at closing and the composition of the combined company’s board of directors and senior management.

The unaudited pro forma consolidated balance sheet data gives effect to the merger as if it had occurred on September 30, 2021. The unaudited pro forma consolidated statement of operations data gives effect to the merger as if it had occurred on January 1, 2020.

The unaudited pro forma consolidated financial information is presented solely for informational purposes and is not necessarily indicative of the combined results of operations or financial position that might have been achieved for the periods or dates indicated, nor is it necessarily indicative of the future results of the combined company. The unaudited pro forma consolidated financial information has not been adjusted to give effect to certain expected financial benefits of the merger, such as tax savings, cost synergies or revenue synergies, or the anticipated costs to achieve these benefits, including the cost of integration activities. The unaudited pro forma consolidated financial information does not reflect possible adjustments related to restructuring or integration activities that have yet to be determined or transaction or other costs following the combination that are not expected to have a continuing impact on the business of the combined company. Further, one-time transaction-related expenses anticipated to be incurred prior to, or concurrent with, the closing of the merger are not included in the unaudited pro forma consolidated statement of operations. However, the impact of such transaction expenses is reflected in the unaudited pro forma consolidated balance sheet as a decrease to accumulated deficit and as an increase to accrued expenses.

3. Accounting Policies

The unaudited pro forma consolidated financial information has been compiled in a manner consistent with the accounting policies of EdgeMode. Following the merger, the combined company will conduct a review of accounting policies of the Company in an effort to determine if differences in accounting policies require further reclassification of results of operations or reclassification of assets or liabilities to conform to EdgeMode’s accounting policies and classifications. As a result of that review, the combined company may identify differences among the accounting policies of the companies that, when conformed, could have a material impact on the unaudited pro forma condensed consolidated financial information.

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4. Unaudited Pro Forma Consolidated Balance Sheet Adjustments

The following provides explanations of the various adjustments to the unaudited pro forma condensed consolidated balance sheet:

1.	Represents adjustment related to the private placement offering as described in the “Merger Agreement” whereby the company raised convertible debt, which is then automatically converted into equity upon the merger. Some cash proceeds were used to repay other convertible debts

2.	Represents $58,239 of transaction expenses expected to be incurred in connection with the merger, which are recorded as an increase to Account Payable and Accumulated Deficit.

3.	Elimination of the $750,000 promissory notes issued by the EdgeMode for advances made by the Company through September 30, 2021 pursuant to the exchange agreement.

4.	Represents the recapitalization of EdgeMode through the contribution of the share capital in EdgeMode to the Company, and the issuance of 302.963,525 shares of common stock, which represents 80% of the post-closing shares outstanding on a fully diluted basis as of the merger date, and the elimination of the historical accumulated deficit of the Company, the accounting acquiree.

5.	Represents the automatic conversion of the Company’s Series A Preferred Stock into common stock upon the merger.

6.	Represents the automatic conversion of all outstanding convertible debt and accrued interest, along with the elimination of the associated derivative liability.

5. Unaudited Pro Forma Consolidated Statement of Operations Adjustments

The following provides explanations of the various adjustments to the unaudited pro forma condensed consolidated statement of operations:

1.	Represents interest expense of $598,722 and loss on derivative liability of $342,221 for the nine months ended September 30, 2021 and $460,738 and 96,804 for the year ended December 31, 2020 from the conversion of notes payable as if it had occurred on January 1, 2020

2.	Represents preferred dividends of $31,069 for the nine months ended September 30, 2021 from the conversion of preferred shares as if it had occurred on January 1, 2020.

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6. Loss per Share

The unaudited pro forma weighted average number of basic and diluted shares outstanding for the nine months ended September 30, 2021 and the year ended December 31, 2020, is calculated as follows:

	For the Nine Months Ended	For the Year Ended
	September 30, 2021	December 31, 2020

Weighted average Company shares at September 30, 2021 and December 31, 2020	44,166,917	35,412,848
EdgeMode weighted average shares outstanding as if the merger occurred on January 1, 2020	302,963,525	302,963,525
Company preferred shares converted weighted average shares outstanding as if the merger occurred on January 1, 2020	1,000	1,000
Company convertible debt weighted average shares outstanding as if the merger occurred on January 1, 2020	431,123	431,123
Adjusted weighted average shares as of September 30, 2021 and December 31, 2020 - basic and dilutive	347,562,565	338,808,496

Net Loss attributable to common shareholders - basic and dilutive	$(3,478,241)	$(4,602,315)

Pro forma net loss per common share - basic and dilutive	$(0.01)	$(0.01)

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